EXHIBIT 99.1

Release:          September 14, 2020

CP officially opens new multi-commodity transload facility in Montréal

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) will officially open its new multi-commodity transload facility in Montréal tomorrow. The new facility will offer transloading services and supplementary intermodal transportation and distribution services from CP's Côte Saint-Luc yard, with more space available for future expansions to provide customers with access to new markets. CP will operate the facility with TYT Group, a Québec-based freight transportation services provider.

The new rail-served facility features 118,000 square feet of customizable space designed to receive, unload, carry and deliver rail traffic for various commodities. Surrounded by more than 4,000 feet of existing and adjacent track, the location is ideal for indoor or outdoor transloading operations to keep goods moving efficiently on and off rail and throughout the broader supply chain.
“CP is building capacity and expanding our ability to serve customers by providing reliable multi-commodity transload services and logistics solutions,” said Mike Mohan, Vice-President, Sales and Marketing, Regional Sales and Transload. “The site also offers 50 acres of additional expansion capacity so that we can continue to extend CP’s reach to markets not directly served by rail.”
With easy access to the Montréal-Pierre Elliott Trudeau International Airport, highways 15, 20, 13, and 520 and with close proximity to the Port of Montréal, the yard and terminal are strategically positioned to create supply chain efficiencies for CP and customers by allowing for faster, more flexible and more reliable service.
To learn more about CP’s Montréal Advantage, click here.
Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, and anticipated financial and operational performance, including with respect to anticipated supply chain efficiencies for our customers and our ability to grow our transload business unit, anticipated future capital investments, anticipated future demand for multi-commodity transload services and logistics solutions, and anticipated timely performance by third parties including TYT Group of their contractual obligations to CP.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: ; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; market demand for CP's services; our ability to maintain our relationships with key third parties; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19). Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the U.S. with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

Contacts:
Media
Salem Woodrow
403-835-9005
Salem_Woodrow@cpr.ca
Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca